UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) APRIL 24, 2008
                                                 --------------

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


            NEBRASKA                001-31924              84-0748903
            --------                ---------              ----------
  (State of other jurisdiction     (Commission           (IRS Employer
       of incorporation)           File Number)       Identification No.)


121 SOUTH 13TH STREET, SUITE 201, LINCOLN, NEBRASKA              68508
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               (Address of principal executive offices)        (ZipCode)

Registrant's telephone number, including area code (402) 458-2303
                                                   ----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        CHELA Education Funding, Inc., Education Solutions, Inc., EFS Finance Co., EMT Corp., MELMAC, LLC, NHELP-I, Inc., NHELP-III, Inc., Nelnet Education Loan Funding, Inc., Nelnet Student Loan Corporation-2 and Nelnet Student Loan Funding, LLC ("Nelnet Funding") are wholly owned subsidiaries of National Education Loan Network, Inc. National Education Loan Network, Inc. is a wholly owned subsidiary of Nelnet, Inc.

        On April 15, 2008, Nelnet Student Loan Trust 2008-3 (the "Trust"), of which Nelnet Funding is the Depositor, and Zions First National Bank, in its capacity as Indenture Trustee and as Eligible Lender Trustee, executed and delivered an Indenture of Trust dated as of April 15, 2008, pursuant to which the Trust issued $1,450,611,000 of Student Loan Asset-Backed Notes (the "Notes").

        On the closing date, the Trust used approximately $954,540,227 to purchase student loans originated under the Federal Family Education Loan Program from Nelnet Funding and deposited $440,000,000 in the Prefunding Account of the Acquisition Fund. Nelnet Funding purchased the student loans the Trust acquired from CHELA Education Funding, Inc., Education Solutions, Inc., EFS Finance Co., EMT Corp., MELMAC, LLC, NHELP-I, Inc., NHELP-III, Inc., National Education Loan Network, Inc., Nelnet Education Loan Funding, Inc., Nelnet Student Loan Corporation-2, and Union Bank and Trust Company.

        A description of the transaction and the documents executed in connection with the transaction are included in the Trust's Form 8-K (Reg. No. 333-144431-03) filed on April 30, 2008.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2008
                                          NELNET, INC.


                                          By: /s/ Terry J. Heimes
                                              ---------------------------------
                                          Name:  Terry J. Heimes
                                          Title: Chief Financial Officer and
                                                 Treasurer